UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55782	32-0506267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements. These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to risks related to expected closing the Preferred Stock Offering (as defined below) and the anticipated use of proceeds thereof, blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”) and made available on our website. Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2021, InPoint Commercial Real Estate Income, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, Inland InPoint Advisor, LLC, a Delaware limited liability company (the “Advisor”), InPoint REIT Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and Raymond James & Associates, Inc., as representative of the underwriters (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company 3,500,000 shares of the Company’s 6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) at a price of $24.2125 per share (the “Preferred Stock Offering”). The Series A Preferred Stock was offered to the public at a price of $25.00 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 525,000 shares of Series A Preferred Stock to cover over-allotments, if any. The Series A Preferred Stock will have a $25.00 per share liquidation preference. The Company will receive gross proceeds of $87.5 million (or approximately $100.6 million if the underwriters exercise their over-allotment option in full) from the sale of the Series A Preferred Stock, before deducting the underwriting discounts and other estimated offering expenses. The Preferred Stock Offering is expected to close on September 22, 2021, subject to customary closing conditions.

The Company intends to contribute the net proceeds from the Preferred Stock Offering to the Operating Partnership, which in turn intends to use the net proceeds to acquire its targeted assets in a manner consistent with its investment strategies and investment guidelines and for general corporate purposes. The Series A Preferred Stock is expected to be listed on the New York Stock Exchange under the symbol “ICR PR A” and to trade thereon within 30 days of the original issue date.

The Series A Preferred Stock was registered with the SEC pursuant to the Company’s registration statement on Form S-11 (File No. 333-258802) (as the same may be amended or supplemented, the “Registration Statement”) under the Securities Act.

The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act. The representations, warranties and covenants set forth in the Underwriting Agreement were made only for purposes of the Underwriting Agreement, and only as of the specified dates provided therein. The representations, warranties and covenants in the Underwriting Agreement were made solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the parties and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the information in the Underwriting Agreement is incorporated into this Item 1.01 by this reference. The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement incorporated by reference into this Report.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

ITEM 7.01.	Regulation FD Disclosure.

On September 15, 2021, the Company issued a press release announcing the pricing of the Preferred Stock Offering. A copy of the press release is attached as Exhibit 99.1 to this Report and incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	Other Events.

In connection with the Preferred Stock Offering, Regulation M under the Exchange Act prohibited the Company from selling its shares of common stock in the primary portion of its initial public offering and repurchasing its shares of common stock through its share repurchase plan during the applicable restricted period. Effective at 9:30 a.m., Eastern Time, on Tuesday, September 7, 2021, the Company’s Board of Directors unanimously approved the temporary suspension of the sale of shares of common stock in the primary portion of the Company’s initial public offering and the operation of the share repurchase plan.

On September 15, 2021, the Company’s management, in consultation with the Company’s outside counsel, approved the resumption of the primary portion of the Company’s initial public offering and the share repurchase plan, each resuming at 9:30 a.m. Eastern Time, on September 16, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated September 15, 2021, by and between the Company, the Operating Partnership, the Advisor and Raymond James & Associates, Inc.

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date: September 15, 2021	By:	/s/ Mitchell A. Sabshon
Mitchell A. Sabshon
Chief Executive Officer